Exhibit 99.2

High Performance Se mico n duct ors t h at S cale © Aeluma, Inc. All Rights Reserved. www.aeluma.com

Aeluma™

Sensing Reimagined™

The Aeluma Semiconductor Manufacturing Approach

High-Performance Semiconductors with Large-Diameter Substrates

Aeluma's breakthrough technology produces high-performance semiconductor chips on large-diameter substrates with mass-market microelectronics manufacturing.

Conventional manufacturing uses 3-inch or 4-inch substrates. **Aeluma can manufacture on up to 12-inch substrates.**




Silicon substrate sizes
Leaping from InP to Silicon
12 inch
8 inch
InP substrate sizes
4 inch
3 inch

Combining high-performance materials with scalable, cost-effective manufacturing enables mass markets.

Broad Range of Markets and Product Offerings

Automotive LiDAR



Industrial and Logistics



Defense & Aerospace



Mobile and AR/VR



Communications, Quantum and AI









Infrared Sensors

NIR, SWIR, XSWIR · PIN, APD, SPAD

Large-area Detectors

Detector Arrays

Heterogenous Integration

Lasers for Silicon Photonics







Outcomes cannot be guaranteed.

© Aeluma, Inc. All Rights Reserved.

www.aeluma.com

Aeluma™

Sensing Reimagined™

Automotive LiDAR for Driving Safety and Autonomy

Manufacturing for a Mass Market without Sacrificing Performance

Sensors: Camera, Radar and **LiDAR**


Surround view
Traffic sign recognition
Blind spot detection
Cross traffic alert
Park assist
Emergency braking
Pedestrian detection
Collision avoidance
Adaptive cruise control
Surround view
Park assist
Rear collision warning
Surround view
Lane departure warning
Radar/LIDAR
Camera
Ultrasound

- LiDAR is necessary for driving safety and autonomy.
- Eye-safe LiDAR provides the range and resolution required for highway and other driving conditions.
- High cost and limited scale have inhibited broad market adoption. Aeluma's large-diameter wafer technology can **scale without sacrificing performance.**


Cost
1550nm
InGaAs detectors
1064nm
InGaAs detectors
940nm
Silicon detectors
1064nm
Aeluma InGaAs-on-Si detectors
1550nm
Aeluma InGaAs-on-Si detectors
Increasing range and performance

Aeluma Competitive Advantage

	Incumbent technologies		Technologies under consideration for scaling and cost reduction		
	12 inch Silicon	3 inch InP	12 inch Silicon	12 inch Silicon	12 inch Silicon
Technology:	Silicon SPAD	InGaAs-on-InP	Ge-on-Si	Thin film	**InGaAs-on-Si**
Status:	Incumbent for **short-range**	Incumbent for **long-range**	Considered for **long-range**	Considered for **long-range**	Considered for **long-range**
Performance:	Good	Best	Low	Low	**Best**
Multiplication (ex. APD, SPAD):	Yes	Yes	Maybe	No	**Yes**
Wafer-scale integration:	Yes	No	Yes	Yes	**Yes**

Aeluma combines proven, high-performance InGaAs with scalable manufacturing on large-diameter substrates to overcome the cost-performance tradeoff.

Outcomes cannot be guaranteed. Source of car/sensor figure: https://www.eetimes.com/why-sensor-technology-is-the-key-to-autonomous-vehicles/
LiDAR: Light Detection and Ranging

© Aeluma, Inc. All Rights Reserved.

www.aeluma.com

About Aeluma Aeluma develops novel optoelectronics for sensing and communication applications . Aeluma has pioneered a technique to manufacture semiconductor chips using high - performance compound semiconductor materials on large - diameter substrates that are commonly used for mass - market microelectronics . The technology has the potential to enhance performance and scale manufacturing, both of which are critical for emerging applications . Aeluma is developing a streamlined business model from its headquarters in Santa Barbara, California that has a state - of - the - art manufacturing cleanroom . Its transformative semiconductor chip technology may impact a variety of markets including automotive LiDAR, mobile, defense & aerospace, AR/VR, AI, quantum, and communication . Aeluma differentiates itself with unique semiconductor manufacturing capability, proprietary technology, the ability to perform rapid prototyping, and a broad set of product offerings . For m or e i n for m at i o n : i nfo@ a e l u m a .c o m © Aeluma, Inc. All Rights Reserved. www.aeluma.com